FBR Securitization Trust 2005-2
Disclaimer
COMPUTATIONAL MATERIALS
This presentation contains tables and other statistical analyses (the “Computational Materials”). These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. (“FBR”) in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by FBR and not by the issuer of the securities. They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.
Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context. In addition, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.
Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.
If the Computational Materials were generated using a hypothetical group of mortgage loans, the specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. If these Computational Materials are based only on a statistical pool of mortgage loans expected to be included in the trust along with other mortgage loans on the closing date, the specific characteristics of these securities also may differ from those shown in the Computational Materials. A statistical pool may not necessarily represent a statistically relevant population, notwithstanding any contrary references herein. Although FBR believes the information with respect to the statistical pool will be representative of the final pool of mortgage loans, the collateral characteristics of the final pool may nonetheless vary from the collateral characteristics of the statistical pool. Certain mortgage loans contained in a statistical pool or the actual pool may be deleted from the final pool of mortgage loans delivered to the trust on the closing date.
The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither FBR nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Originator	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Accredited	1,138	262,012,959.79	39.41	7.052	673	79.85	25.64	42.92
Finance America	1,276	187,592,556.35	28.21	7.036	628	81.04	77.87	38.98
Encore	459	111,107,545.31	16.71	6.402	648	80.38	75.17	43.70
Resmae	462	101,134,714.08	15.21	6.713	668	80.14	32.60	44.21
Quickloan	11	3,046,635.29	0.46	7.500	627	79.93	13.54	43.69

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Mortgage Rate (%)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

4.501 - 5.000	3	1,067,550.75	0.16	4.997	654	81.32	58.03	39.71
5.001 - 5.500	41	12,090,331.55	1.82	5.415	684	80.08	87.96	42.67
5.501 - 6.000	304	80,830,119.71	12.16	5.877	664	79.87	74.80	42.75
6.001 - 6.500	616	146,886,568.97	22.09	6.344	669	79.88	55.45	42.77
6.501 - 7.000	941	200,821,682.47	30.20	6.828	663	80.00	40.64	42.41
7.001 - 7.500	616	111,605,837.66	16.79	7.303	650	79.82	39.97	42.06
7.501 - 8.000	401	64,470,056.93	9.70	7.787	638	80.65	34.55	41.67
8.001 - 8.500	153	19,823,184.43	2.98	8.290	605	82.66	54.64	39.14
8.501 - 9.000	127	14,904,404.44	2.24	8.802	591	85.89	56.50	38.74
9.001 - 9.500	65	6,197,772.34	0.93	9.272	562	85.99	63.65	36.63
9.501 - 10.000	56	4,420,220.78	0.66	9.770	568	86.93	83.23	38.79
10.001 - 10.500	14	898,014.80	0.14	10.273	557	88.12	89.43	35.41
10.501 - 11.000	7	761,830.31	0.11	10.670	617	80.51	90.66	42.43
11.001 - 11.500	1	44,968.45	0.01	11.100	552	90.00	100.00	45.00
11.501 - 12.000	1	71,867.23	0.01	11.850	549	90.00	100.00	54.00

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Min: 4.990
Max: 11.850
Weighted Average: 6.890

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Current Balance ($)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0.01 - 50,000.00	112	4,839,117.18	0.73	8.313	596	76.77	87.43	34.21
50,000.01 - 100,000.00	581	44,219,096.48	6.65	7.707	615	80.32	77.78	38.76
100,000.01 - 150,000.00	781	97,657,289.91	14.69	7.126	638	80.83	67.05	40.47
150,000.01 - 200,000.00	566	99,123,903.29	14.91	6.947	652	80.34	54.60	42.21
200,000.01 - 250,000.00	366	81,822,687.60	12.31	6.852	658	80.42	45.53	42.42
250,000.01 - 300,000.00	327	90,095,204.10	13.55	6.756	661	80.32	40.76	43.15
300,000.01 - 350,000.00	197	63,850,952.01	9.60	6.719	664	80.26	36.83	43.08
350,000.01 - 400,000.00	160	60,128,482.74	9.04	6.608	675	80.35	35.24	43.93
400,000.01 - 450,000.00	98	41,566,287.71	6.25	6.654	664	80.14	42.78	43.95
450,000.01 - 500,000.00	80	38,016,402.76	5.72	6.674	680	79.85	35.43	43.49
500,000.01 - 550,000.00	42	22,008,487.46	3.31	6.629	660	80.19	49.83	40.12
550,000.01 - 600,000.00	30	17,152,680.19	2.58	6.601	675	79.48	47.12	41.20
600,000.01 - 650,000.00	1	632,000.00	0.10	5.950	681	80.00	100.00	54.39
650,000.01 - 700,000.00	2	1,358,400.00	0.20	7.263	680	80.00	100.00	42.28
700,000.01 - 750,000.00	2	1,465,391.06	0.22	7.517	602	82.46	0.00	32.08
950,000.01 - 1,000,000.00	1	958,028.33	0.14	5.850	611	80.00	100.00	44.00

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Min: $ 28,767.42
Max: $ 958,028.33
Average: $198,713.21

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Loan Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

ARM 2/28	2,011	338,467,958.67	50.91	7.149	642	80.66	47.19	41.57
ARM 2/28 - IO	1,013	269,415,138.68	40.52	6.549	670	79.98	49.93	42.89
Fixed 30 yr	173	25,614,120.51	3.85	7.206	653	79.31	63.92	40.19
ARM 3/27 - IO	42	11,071,569.59	1.67	6.438	675	80.39	71.73	43.71
ARM 3/27	63	10,962,829.25	1.65	7.174	663	80.07	53.56	43.48
Fixed 30 yr - IO	14	3,550,809.93	0.53	6.500	700	80.49	66.21	44.27
ARM 1/29	6	1,832,451.56	0.28	5.935	696	81.77	20.32	47.51
ARM 5/25 - IO	8	1,556,555.08	0.23	6.911	677	80.00	87.02	41.52
ARM 5/25	8	1,219,432.29	0.18	6.916	630	81.20	84.49	38.66
6 Month ARM	2	645,647.57	0.10	7.535	629	80.37	35.90	39.15
Fixed 15 yr	4	311,246.60	0.05	8.202	648	84.21	49.05	39.12
Fixed 20 yr	1	136,657.13	0.02	7.999	716	90.00	100.00	32.40
Fixed 10 yr	1	109,993.96	0.02	6.500	624	80.00	100.00	17.82

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Rate Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Adjustable	3,153	635,171,582.69	95.53	6.878	655	80.35	48.97	42.21
Fixed	193	29,722,828.13	4.47	7.133	658	79.56	64.34	40.55

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Seasoning (Months)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1	33	5,520,020.26	0.83	6.783	643	78.65	75.22	41.43
2	1,509	266,328,182.02	40.06	6.850	647	80.61	60.86	41.25
3	1,312	289,406,665.05	43.53	7.021	668	80.01	31.50	42.60
4	264	50,024,202.24	7.52	6.988	652	80.24	48.55	42.23
5	158	35,433,393.10	5.33	6.304	636	80.39	88.62	43.75
6	35	9,202,917.21	1.38	6.525	621	82.64	90.29	44.21
7	28	7,487,871.81	1.13	6.032	625	80.19	100.00	44.74
8	7	1,491,159.13	0.22	5.977	618	82.28	85.24	44.12

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Min: 1
Max: 8
Weighted Average: 3

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Lien Position	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Original LTV (%)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

25.01 - 30.00	1	151,609.58	0.02	5.750	652	29.00	0.00	41.41
45.01 - 50.00	1	234,307.97	0.04	6.100	530	48.45	100.00	49.99
50.01 - 55.00	2	229,210.40	0.03	6.305	702	50.86	25.60	45.05
55.01 - 60.00	4	524,150.24	0.08	7.019	626	56.94	24.19	48.31
60.01 - 65.00	27	1,250,892.05	0.19	7.459	607	63.19	96.35	37.22
65.01 - 70.00	56	4,563,165.31	0.69	7.164	629	68.40	61.84	40.70
70.01 - 75.00	106	12,229,746.15	1.84	7.101	627	73.68	77.61	41.07
75.01 - 80.00	2,744	591,863,000.74	89.02	6.779	661	79.94	46.42	42.45
80.01 - 85.00	127	18,730,743.95	2.82	7.855	592	84.47	76.11	39.14
85.01 - 90.00	276	34,990,298.26	5.26	8.121	611	89.90	77.42	39.00
90.01 - 95.00	1	49,904.91	0.01	9.620	599	95.00	100.00	21.00
95.01 - 100.00	1	77,381.26	0.01	9.375	591	96.88	100.00	35.43

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Min: 29.00
Max: 96.88
Weighted Average: 80.32

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
FICO Score	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

500 - 524	41	4,159,124.06	0.63	8.514	513	79.39	95.73	40.36
525 - 549	101	11,612,355.62	1.75	8.598	537	83.72	83.63	39.72
550 - 574	132	15,556,839.99	2.34	8.434	561	85.35	80.11	40.55
575 - 599	444	66,691,492.00	10.03	7.135	589	80.44	91.86	41.65
600 - 624	548	98,068,321.32	14.75	6.849	612	80.18	81.32	41.91
625 - 649	607	125,548,385.78	18.88	6.841	637	80.15	54.68	42.82
650 - 674	504	110,002,143.96	16.54	6.818	662	80.07	34.69	42.16
675 - 699	416	95,267,241.58	14.33	6.748	686	80.01	27.90	42.42
700 - 724	261	64,951,455.42	9.77	6.684	711	80.26	23.82	42.27
725 - 749	147	34,740,631.74	5.22	6.604	736	79.95	22.92	41.80
750 - 774	106	27,841,118.64	4.19	6.570	760	79.85	14.54	41.93
775 - 799	37	10,027,595.28	1.51	6.567	782	80.32	19.97	42.82
800 - 824	2	427,705.43	0.06	6.425	802	80.00	25.18	42.83

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Min: 500
Max: 804
NZ Weighted Average: 655

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Use of Proceeds	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Purchase	2,835	551,556,850.30	82.95	6.911	658	80.42	47.84	41.96
Cashout Refinance	464	104,192,018.86	15.67	6.792	643	79.97	57.48	42.99
Rate/Term Refinance	47	9,145,541.66	1.38	6.683	637	78.18	70.06	42.98

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2
Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Property Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Single Family	2,279	428,496,505.39	64.45	6.874	653	80.43	49.70	42.04
PUD	470	100,335,157.98	15.09	6.905	646	80.31	56.13	41.60
Condo	322	62,653,660.64	9.42	6.796	669	79.80	45.47	43.12
Duplex	160	41,134,951.15	6.19	6.956	668	80.10	39.70	42.42
3-4 Family	79	25,256,517.88	3.80	7.233	679	80.24	45.34	43.20
Townhouse	35	6,899,514.34	1.04	6.843	655	80.19	66.95	41.63
Modular	1	118,103.44	0.02	6.990	708	80.00	0.00	35.88

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Documentation Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Full	1,936	330,155,861.87	49.66	6.779	629	80.56	100.00	42.14
Stated	1,339	317,615,044.91	47.77	7.004	682	80.09	0.00	42.29
12 mo. Bank Statements	57	14,705,190.65	2.21	6.761	652	79.98	0.00	39.88
Alt.	8	1,431,982.49	0.22	8.361	584	84.81	0.00	32.35
6 mo. Bank Statements	4	687,628.51	0.10	6.986	675	68.76	0.00	41.90
Limited	2	298,702.39	0.04	6.664	647	81.47	0.00	34.34

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Occupancy Type	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Owner Occupied	3,219	652,135,291.29	98.08	6.864	655	80.22	49.38	42.32
Non-Owner Occupied	123	11,872,274.84	1.79	8.257	651	85.95	68.40	31.70
Second Home	4	886,844.69	0.13	7.567	685	79.16	0.00	43.35

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Geographic Distribution	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

California	713	226,070,247.26	34.00	6.492	669	80.00	39.48	43.39
Illinois	323	59,748,230.27	8.99	7.024	655	80.35	46.61	41.64
Florida	293	54,561,054.36	8.21	6.946	659	79.99	46.04	41.90
New York	131	39,411,156.13	5.93	6.886	676	79.70	41.90	43.02
Texas	226	25,700,453.74	3.87	7.521	613	80.65	77.04	39.66
Arizona	144	22,485,847.41	3.38	6.878	639	80.09	80.15	39.91
Colorado	125	21,398,139.00	3.22	6.848	633	81.41	74.32	40.89
Virginia	81	19,113,265.02	2.87	6.894	659	80.12	40.41	41.17
Georgia	108	17,128,099.62	2.58	7.243	646	80.83	54.71	40.69
New Jersey	56	14,974,587.06	2.25	7.133	675	79.98	16.76	43.36
Maryland	55	14,892,082.41	2.24	6.930	660	80.46	41.87	42.17
Nevada	68	14,778,853.02	2.22	6.704	660	79.37	48.97	42.71
Massachusetts	52	14,394,191.19	2.16	7.264	654	79.92	23.16	43.70
Missouri	118	12,287,674.10	1.85	7.818	610	82.58	77.72	39.73
Washington	72	11,712,018.63	1.76	6.705	646	79.94	78.26	42.53
Michigan	85	9,261,651.32	1.39	7.708	618	82.38	67.11	38.99
Ohio	74	8,154,494.20	1.23	7.351	644	80.90	63.68	38.95
Utah	53	7,706,493.28	1.16	7.033	633	81.75	74.43	41.56
Mississippi	83	6,806,100.54	1.02	7.855	585	83.16	87.78	39.73
Connecticut	36	6,537,208.28	0.98	7.174	661	80.38	39.51	44.60
Minnesota	39	6,156,575.37	0.93	6.754	644	80.74	63.35	42.03
Indiana	51	5,207,303.58	0.78	7.764	622	81.55	75.78	40.24
Alabama	45	4,637,541.56	0.70	7.757	610	80.33	81.83	39.79
Oregon	30	4,456,593.77	0.67	6.672	656	79.96	65.25	41.24
North Carolina	27	3,740,407.68	0.56	7.684	594	83.63	81.81	38.93
Pennsylvania	34	3,661,946.02	0.55	7.758	618	79.88	68.44	41.78
Hawaii	13	3,600,050.15	0.54	6.409	707	80.72	27.96	41.24
Oklahoma	44	3,367,395.43	0.51	7.676	598	78.71	90.10	39.22
New Mexico	13	2,552,795.65	0.38	7.109	682	79.86	38.71	41.73
Rhode Island	11	2,320,056.27	0.35	6.875	683	80.00	53.59	46.53
Wisconsin	18	2,268,318.25	0.34	7.181	643	79.97	58.78	41.92
Louisiana	20	2,241,535.91	0.34	6.979	607	81.55	78.05	38.65
District of Columbia	7	2,080,499.49	0.31	6.782	674	82.76	66.61	41.07
Kansas	17	2,059,704.65	0.31	7.413	636	81.77	44.23	41.01
Iowa	12	1,489,197.67	0.22	7.372	664	80.07	44.34	40.03
Tennessee	17	1,446,910.96	0.22	7.983	641	82.79	35.13	36.52
Idaho	7	1,089,018.27	0.16	7.137	602	79.99	100.00	44.40
Kentucky	10	1,033,814.11	0.16	7.069	613	78.62	82.78	42.22
Vermont	7	972,811.92	0.15	7.148	681	80.00	14.80	41.89
South Carolina	8	693,938.95	0.10	7.972	598	82.30	74.00	44.10
Delaware	4	607,505.71	0.09	7.287	706	80.00	22.65	41.41
New Hampshire	3	463,097.85	0.07	7.573	636	80.00	31.59	44.81
Montana	4	456,692.45	0.07	6.522	688	80.46	70.75	43.45
Maine	2	408,998.30	0.06	6.506	562	80.00	100.00	51.79
Wyoming	1	224,566.00	0.03	7.250	633	80.00	0.00	44.23
Nebraska	2	211,558.74	0.03	7.928	660	80.00	0.00	40.18
Alaska	1	147,624.83	0.02	6.875	668	80.00	100.00	47.65
Arkansas	2	102,381.66	0.02	8.376	634	90.00	100.00	28.10
West Virginia	1	73,722.78	0.01	9.225	543	90.00	100.00	43.00

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Prepayment Penalty Term (Months)	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0	632	123,444,072.80	18.57	7.101	656	80.45	45.26	41.75
6	35	6,011,819.91	0.90	7.247	668	80.29	29.85	42.33
12	278	76,100,952.08	11.45	6.873	675	79.75	39.51	42.61
18	13	2,541,134.74	0.38	6.870	693	79.97	18.10	43.13
24	2,060	396,846,323.41	59.69	6.814	650	80.46	53.58	42.04
30	9	1,887,868.32	0.28	6.912	681	80.00	5.07	40.66
36	251	44,905,768.01	6.75	6.869	661	79.80	52.31	42.76
60	68	13,156,471.55	1.98	7.176	651	80.05	43.85	43.67

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

Loans with Penalty: 81.43

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
Margin (%) - ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

0.501 - 1.000	1	108,800.00	0.02	7.545	627	80.00	100.00	28.09
3.001 - 3.500	2	295,344.77	0.05	7.265	717	80.00	0.00	39.91
3.501 - 4.000	23	4,158,528.21	0.65	6.850	670	80.00	34.37	43.32
4.001 - 4.500	165	34,476,701.67	5.43	6.663	679	79.78	34.95	43.30
4.501 - 5.000	239	55,853,405.81	8.79	6.557	675	80.15	45.71	42.85
5.001 - 5.500	480	105,852,726.10	16.67	6.730	676	79.57	41.40	42.12
5.501 - 6.000	1,569	331,177,329.67	52.14	6.672	653	80.01	54.40	42.38
6.001 - 6.500	530	74,984,942.91	11.81	7.912	621	83.25	48.12	40.60
6.501 - 7.000	113	23,016,025.00	3.62	7.751	622	80.45	42.60	42.00
7.001 - 7.500	20	3,633,182.97	0.57	8.704	617	81.80	13.79	43.06
7.501 - 8.000	2	138,522.97	0.02	9.382	604	82.63	52.69	41.25
8.001 - 8.500	7	986,570.93	0.16	9.772	556	84.78	100.00	40.81
8.501 - 9.000	1	60,701.68	0.01	10.500	553	85.00	100.00	46.13
9.001 - 9.500	1	428,800.00	0.07	10.599	678	80.00	100.00	46.26

Total:	3,153	635,171,582.69	100.00	6.878	655	80.35	48.97	42.21

Min: 1.000
Max: 9.099
Weighted Average (>0): 5.724

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Maximum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

11.001 - 11.500	19	5,183,623.45	0.82	5.403	683	80.00	88.89	39.31
11.501 - 12.000	127	31,230,187.07	4.92	5.811	656	79.86	75.20	40.78
12.001 - 12.500	261	54,750,272.15	8.62	6.213	656	79.90	72.27	40.97
12.501 - 13.000	498	102,265,787.21	16.10	6.381	654	79.94	70.20	42.07
13.001 - 13.500	608	128,461,272.12	20.22	6.608	663	79.93	53.97	43.14
13.501 - 14.000	744	160,712,304.30	25.30	6.957	664	80.30	33.57	42.81
14.001 - 14.500	418	80,681,628.67	12.70	7.444	653	80.52	29.36	42.29
14.501 - 15.000	293	49,164,249.49	7.74	8.010	636	81.59	26.76	41.43
15.001 - 15.500	90	13,317,198.66	2.10	8.668	597	82.65	42.00	40.20
15.501 - 16.000	61	6,249,547.36	0.98	9.266	584	85.23	51.70	40.66
16.001 - 16.500	20	1,488,824.58	0.23	9.867	568	86.27	69.87	38.54
16.501 - 17.000	12	1,177,185.95	0.19	10.095	545	82.67	93.96	40.61
17.001 - 17.500	1	60,701.68	0.01	10.500	553	85.00	100.00	46.13
17.501 - 18.000	1	428,800.00	0.07	10.599	678	80.00	100.00	46.26

Total:	3,153	635,171,582.69	100.00	6.878	655	80.35	48.97	42.21

Min: 11.250
Max: 17.599
Weighted Average (>0): 13.525

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Minimum Mortgage Rate (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

4.501 - 5.000	3	1,067,550.75	0.17	4.997	654	81.32	58.03	39.71
5.001 - 5.500	41	12,090,331.55	1.90	5.415	684	80.08	87.96	42.67
5.501 - 6.000	295	78,637,528.48	12.38	5.875	664	79.96	74.29	42.72
6.001 - 6.500	588	140,293,157.98	22.09	6.345	669	79.98	54.99	42.86
6.501 - 7.000	896	192,837,090.24	30.36	6.828	663	80.01	39.60	42.44
7.001 - 7.500	582	106,899,233.29	16.83	7.303	650	79.81	39.33	42.16
7.501 - 8.000	372	60,226,164.16	9.48	7.788	637	80.63	33.27	41.71
8.001 - 8.500	133	18,043,210.61	2.84	8.294	603	82.93	53.80	39.85
8.501 - 9.000	114	13,815,792.97	2.18	8.801	590	86.28	56.52	38.65
9.001 - 9.500	60	5,810,037.30	0.91	9.274	560	85.98	61.22	36.69
9.501 - 10.000	49	3,834,772.11	0.60	9.754	567	87.26	84.65	38.43
10.001 - 10.500	14	898,014.80	0.14	10.273	557	88.12	89.43	35.41
10.501 - 11.000	6	718,698.45	0.11	10.675	620	79.94	90.10	43.66

Total:	3,153	635,171,582.69	100.00	6.878	655	80.35	48.97	42.21

Min: 4.990
Max: 10.850
Weighted Average (>0): 6.878

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Initial Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1.000	218	39,923,060.61	6.29	6.785	656	80.18	40.97	43.51
1.500	1,279	306,513,651.52	48.26	6.970	673	79.97	24.52	43.31
2.000	32	10,101,979.13	1.59	6.213	683	80.34	50.98	43.66
3.000	1,624	278,632,891.43	43.87	6.814	634	80.80	76.94	40.76

Total:	3,153	635,171,582.69	100.00	6.878	655	80.35	48.97	42.21

Min: 1.000
Max: 3.000
Weighted Average (>0): 2.135

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.

FBRSI 2005-2

Friedman Billings Ramsey

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
Subsequent Rate Cap (%)	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
ARM Only	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

1.000	1,667	282,334,250.01	44.45	6.910	642	80.71	60.96	40.97
1.500	1,066	250,857,032.62	39.49	7.041	673	79.96	24.45	42.99
2.000	420	101,980,300.06	16.06	6.388	647	80.33	76.09	43.74

Total:	3,153	635,171,582.69	100.00	6.878	655	80.35	48.97	42.21

Min: 1.000
Max: 2.000
Weighted Average (>0): 1.358

			Percent of	Weighted	Weighted	Weighted	Percent of	Weighted
	Number of	Outstanding	Outstanding	Average	Average	Average	Full	Average
	Mortgage	Principal	Principal	Gross	Credit	Original	Doc	Debt
MI Coverage	Loans	Balance	Balance	Coupon	Score	LTV	Loans	Ratio

Coverage	219	38,156,572.54	5.74	7.784	607	87.87	75.79	39.87
No Coverage	3,127	626,737,838.28	94.26	6.835	658	79.86	48.06	42.27

Total:	3,346	664,894,410.82	100.00	6.890	655	80.32	49.66	42.14

This Series Term Sheet, including the computational materials herein, was prepared solely by FBR, is intended for use by the addressee only, and may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Depositor, the Issuer of the securities or any of their affiliates. FBR is acting as underwriter and not acting as agent for the Depositor, the Issuer or their affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction. All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior series termsheet for this transaction. In addition, the information contained herein will be superseded by information contained in the prospectus and prospectus supplement for this transaction and in any other material subsequently filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the prospectus and prospectus supplement. Any investment decision with respect to the referenced securities should be made by you solely upon all of the information contained in the prospectus and prospectus supplements.